UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                                FORM 8-K

                             CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    June 27, 2005
                                                ______________________________


                      Anchor BanCorp Wisconsin Inc.
______________________________________________________________________________
         (Exact name of registrant as specified in its charter)



           Wisconsin                       000-20006               39-1726871
______________________________________________________________________________
(State or other jurisdiction       (Commission File Number)     (IRS Employer
of incorporation)                                          Identification No.)



 25 West Main Street, Madison, Wisconsin                              53703
______________________________________________________________________________
 (Address of principal executive offices)                          (Zip Code)




Registrant's telephone number, including area code   (608) 252-8700
                                                  ____________________________



                               Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
          -----------------------------------------------------------

     (b) In a meeting with management of Anchor BanCorp Wisconsin Inc. (the "Company") on June 27, 2005 and by letter to the Company dated June 28, 2005, the Company was notified by Ernst & Young LLP, the Company's independent registered public accounting firm, that disclosure should be made and action taken by the Company to prevent future reliance on previously-issued audit reports and completed interim reviews of Ernst & Young LLP related to the Company's consolidated financial statements for fiscal 2005, 2004 and 2003 (including interim periods therein) and prior financial statements included in annual and quarterly reports on Forms 10-K and 10-Q filed by the Company with the SEC because of material adjustments which were required as a result of the Company's incorrect accounting for loans originated by the Company through the Mortgage Partnership Finance ("MPF") 100 program of the Federal Home Loan Bank of Chicago. Ernst & Young LLP stated its conclusion that the Company has a material weakness in its system of internal controls over financial reporting related to the accounting for the Company's participation in the MPF 100 program.

     The Company's management and the Audit Committee of the Company's Board of Directors have discussed the matters disclosed in this Form 8-K with Ernst & Young LLP and are taking appropriate remedial action.

     A copy of the letter from Ernst & Young LLP to the Company is attached as Exhibit 7.1 hereto.

     (c) A copy of this Form 8-K has been provided to Ernst & Young LLP, and the Company has requested that Ernst & Young LLP furnish a letter addressed to the SEC stating whether they agree with the statements made by the Company in this Form 8-K, and if not, stating the respects in which it does not agree. A copy of the letter from Ernst & Young LLP to the SEC will be filed by the Company as an amendment to this Form 8-K within two business days after the Company receives it.

     The Company's press release dated June 29, 2005 concerning this matter is attached as Exhibit 99.1 hereto.


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Item 9.01 Financial Statements and Exhibits
          ---------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibits are included with this Report:

     Exhibit No.         Description
     ----------          -----------

     7.1 Letter from Ernst & Young LLP to Anchor BanCorp Wisconsin Inc. dated June 28, 2005

     7.2                 Letter from Ernst & Young LLP to the SEC *

    99.1                 Press Release of Anchor BanCorp Wisconsin Inc. dated
                         June 29, 2005

______________
*  To be filed by amendment.
















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                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         ANCHOR BANCORP WISCONSIN INC.


                         By:  /s/ Michael W. Helser
                              ----------------------------------------
                              Name:  Michael W. Helser
                              Title: Executive Vice President and
                                     Chief Financial Officer

Date:  June 29, 2005



























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